SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2002

FRANKLIN RECEIVABLES LLC

(Exact name of Registrant as Specified in its Charter)

Delaware	333-72180	94-3301790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 West 200 South, Suite 500, Salt Lake City, Utah		84101
(Address of Principal Executive Offices)		(Zip Code)

(801) 238-6700
(Registrant’s Telephone Number, Including Area Code)

Item 5.    Other Events.

On approximately June 13, 2002, the Registrant will cause the issuance and sale of approximately $235,000,000 initial principal amount of Franklin Auto Trust 2002-1 Asset Backed Notes, Class A-l Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively, the “Notes”) pursuant to an Indenture to be dated as of June 1, 2002, between Franklin Auto Trust 2002-1, as issuer, and The Bank of New York, as indenture trustee.

In connection with the sale of the Notes, the Registrant has been advised by Salomon Smith Barney Inc. (the “Underwriter”) that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the “Computational Materials”) with respect to the Notes following the effective date of Registration Statement No. 333-72180, which Computational Materials are being filed manually as exhibits to this report.

The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information. The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the receivables underlying the Notes (the “Receivables”) may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Receivables will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Notes.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Item 601(a) of Regulation S-K

Exhibit No.	Exhibit No.	Description
1	99	Computational Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RECEIVABLES LLC,

By:	FRANKLIN CAPITAL CORPORATION,
as managing member

By:	/s/ HAROLD E. MILLER, JR.
Harold E. Miller, Jr. President and Chief Executive Officer

May 30, 2002

INDEX TO EXHIBITS

Exhibit No.	Description
99	Computational Materials

Franklin Auto Trust 2002-1

$235,000,000 Asset-Backed Notes

Franklin Receivables LLC, Seller

Franklin Capital Corporation, Servicer

$37,000,000 Class A-1               % Asset-Backed Notes

$59,000,000 Class A-2               % Asset-Backed Notes

$65,000,000 Class A-3               % Asset-Backed Notes

$74,000,000 Class A-4               % Asset-Backed Notes

Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723–6171.

SUMMARY OF TERMS OF THE NOTES

The following summary is a short description of the main terms of the offering of the notes. For that reason, this summary does not contain all of the information that may be important to you. The information contained in this term sheet is preliminary, limited in nature and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. To fully understand the terms of the offering of the notes, you need to read both the prospectus supplement and the prospectus, each in its entirety.

Issuer

Franklin Auto Trust 2002-1, a Delaware business trust (whose 100% beneficial ownership interest is held by Franklin Receivables LLC), will use the proceeds from the issuance and sale of the notes to purchase from Franklin Receivables LLC a pool of prime, non-prime and sub-prime motor vehicle retail installment sale contracts which constitute the receivables, to fund the deposits in a pre-funding account and to fund deposits in a capitalized interest account. Franklin Capital Corporation originated and will service all the receivables. The trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the notes.

Offered Securities

The trust is offering the following notes:

$37,000,000 ClassA-1	●%	Asset Backed Notes

$59,000,000 Class A-2	●%	Asset Backed Notes

$65,000,000 Class A-3	●%	Asset Backed Notes

$74,000,000 Class A-4	●%	Asset Backed Notes

The trust is also issuing certificates which will be retained by Franklin Receivables LLC. The certificates will have zero principal balance and will receive all excess cashflow from the trust.

Initial Cutoff Date

The initial cutoff date will be June 1, 2002.

Statistical Calculation Date

The statistical calculation date will be the close of business on April 30, 2002.

Closing Date

The trust expects to issue the notes on June 13, 2002.

Funding Period

The funding period is the period from the closing date until the earliest of the date on which (i) the amount on deposit in the pre-funding account is less than $2,500, or (ii) a servicer default occurs under the sale and servicing agreement or an event of default occurs under the indenture or (iii) the distribution date in August 2002 occurs.

Servicer

Franklin Capital Corporation, a wholly owned subsidiary of Franklin Resources, Inc.

Insurer

MBIA Insurance Corporation, a New York stock insurance company. MBIA Insurance Corporation will guarantee the full and timely payment of interest and principal on the notes.

Indenture Trustee

The Bank of New York, a New York State banking corporation.

Owner Trustee

Deutsche Bank Trust Company Delaware, a Delaware banking corporation.

Interest and Principal Distribution Dates

On the 20th day of each month (or if the 20th day is not a business day, the next business day), the trust will pay interest and principal on the notes.

First Scheduled Distribution Date

The first scheduled distribution date will be July 22, 2002.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Record Date

On each distribution date, the trust will pay interest and principal to the holders of record of the notes for that distribution date. The record date for the notes will be the day immediately preceding each distribution date.

Interest Rates

The trust will pay interest on each class of notes at the fixed annual rates specified on the cover of this term sheet.

Interest Accrual

1.  For the Class A-1 Notes—“Actual/360,” accrued from and including the previous distribution date to but excluding the current distribution date (or in the case of the first distribution date, accrued from the closing date).

2.  For all other classes of notes—“30/360,” accrued from the 20th day of the previous month to but excluding the 20th day of the current month (or in the case of the first distribution date, accrued from the closing date).

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each distribution date for each class of notes will be the product of:

1.  the related outstanding principal balance;

2.  the related interest rate; and

3.  for all classes of notes except for the Class A-1 Notes, one-twelfth (or in the case of the first distribution date,        divided by 360), and for the Class A-1 Notes, the actual number of days in the interest accrual period divided by 360 (or in the case of the first distribution date,        divided by 360).

Sequential Principal Payments

The trust will generally pay principal sequentially, first to the Class A-1 Notes until that class is paid in full, then to the Class A-2 Notes until that class is paid in full, then to the Class A-3 Notes until that class is paid in full and then to the Class A-4 Notes until that class is paid in full.

From and after the distribution date (we refer to that distribution date as the “accelerated principal commencement date”) on which the aggregate principal balance of the receivables is equal to or less than 20% of the aggregate principal balance of the receivables as of the related cutoff dates (calculated after giving effect to the principal balance of any subsequent receivables as of their respective subsequent cutoff dates) and the amount required to be maintained in the insurance spread account is on deposit in the insurance spread account, then principal of the notes will be prepaid in part with the amount available from collections on the receivables after certain distributions are first made but before any distribution is made to the certificateholders (we refer to these principal payments as “accelerated principal distributable amounts”).

Optional Redemption

The servicer has the option to purchase all of the receivables on any distribution date on which the aggregate principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables as of the related cutoff dates (calculated after giving effect to the principal balance of any subsequent receivables as of their respective subsequent cutoff dates) (provided, however, that the servicer will require the consent of MBIA Insurance Corporation, if such purchase would result in a claim on the note policy or would result in any amount owing to MBIA Insurance Corporation remaining unpaid) at a price equal to the outstanding principal balance of the notes plus accrued and unpaid interest thereon. The trust will apply such payment to the redemption of the notes in full.

Mandatory Redemption

If an event of default under the indenture exists, the notes may be accelerated and subject to immediate payment at a price equal to the outstanding principal balance of the notes plus accrued and unpaid interest thereon. If an event of default under the insurance and reimbursement agreement exists, the notes will automatically be accelerated and subject to immediate payment at a price equal to the outstanding principal balance of the notes plus accrued and unpaid interest thereon. MBIA Insurance Corporation will not guarantee payment of any amounts that become due on an accelerated basis.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

In addition, if an amount equal to or less than $50,000 remains on deposit in the pre-funding account at the end of the funding period, then the class A-1 notes will be prepaid in part on the distribution date on which the funding period ends (or on the distribution date immediately following the last day of the funding period, if the funding period does not end on a distribution date) (which distribution date we refer to as the “mandatory redemption date”). If an amount in excess of $50,000 remains on deposit in the pre-funding account at the end of the funding period, then the notes will be prepaid in part, pro rata, based on the then current principal balance of each class of the notes, on the mandatory redemption date. The aggregate amount of any such prepayment will be equal to the balance remaining on deposit in the pre-funding account, exclusive of any investment earnings thereon, after giving effect to the purchase of all subsequent receivables, including any purchase of subsequent receivables on such distribution date.

Pre-Funding Account

On the closing date, approximately $55,000,000 of the proceeds from the sale of the notes by the trust will be deposited into an account, which we refer to as the “pre-funding account,” for the purchase of additional receivables after the closing date.

Capitalized Interest Account

On the closing date, a cash amount of approximately $● shall be deposited in an account, which we refer to as the “capitalized interest account,” from a portion of the proceeds of the sale of the notes. The amount deposited in the capitalized interest account will be available on each of the distribution dates occurring during the pre-funding period to cover the projected interest shortfall in respect of the notes and the amounts on deposit in the pre-funding account during the pre-funding period.

The Note Policy

Pursuant to a financial guaranty insurance policy, MBIA Insurance Corporation will unconditionally and irrevocably guarantee the full and timely payment of interest and principal on the notes on each distribution date.

Final Scheduled Distribution Dates

The trust is required to pay the outstanding principal amount of each class of notes, to the extent not previously paid, in full on the final scheduled distribution dates specified below:

Class A-1 Notes: June 20, 2003
Class A-2 Notes: May 20, 2005
Class A-3 Notes: November 20, 2006
Class A-4 Notes: February 22, 2010

Ratings

It is a condition to the issuance of the Class A-1 Notes that they are rated “A-1+” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and “P-1” by Moody’s Investors Service, Inc. It is a condition to the issuance of all other classes of notes that they are rated “AAA” by Standard & Poor’s and “Aaa” by Moody’s Investors Service, Inc.

A rating is not a recommendation to purchase, hold or sell the notes, in as much as such rating does not comment as to market price or suitability for a particular investor. The ratings of the notes address the likelihood of the payment of principal and interest on the notes pursuant to their terms. A rating agency may lower or withdraw its rating in the future, at its discretion.

Minimum Denominations

$1,000 and integral multiples thereof.

Registration, Clearance and Settlement

The trust will issue the notes in book-entry form only. If you acquire a beneficial interest in the notes, you will hold your interest through The Depository Trust Company in the United States or Clearstream Banking, société anonyme or the Euroclear System in Europe.

Tax Status

Opinions of Counsel

Morrison & Foerster LLP is of the opinion that for federal income tax purposes:

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

•	the proper tax treatment of the notes is as indebtedness; and

•	the trust will not be classified as an association (or a publicly traded partnership) taxable as a corporation.

Investor Representations

If you purchase the notes, you agree by your purchase that you will treat the notes as indebtedness.

ERISA Considerations

The notes are generally eligible for purchase by employee benefit plans.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Investor Information — Mailing Address, Telephone Number and Facsimile Number

The mailing address of Franklin Receivables LLC and Franklin Capital Corporation is 47 West 200 South, Suite 500, Salt Lake City, Utah 84101. The telephone number and facsimile number of Franklin Receivables LLC is (801) 238-6700 and (800) 881-8892, respectively, and the telephone number and facsimile number of Franklin Capital Corporation is (801) 238-6700 and (800) 881-8892, respectively.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

STRUCTURAL SUMMARY

This summary briefly describes certain major structural components of the trust. To fully understand the terms of the trust, you will need to read both the prospectus supplement and the prospectus, each in its entirety.

Transfer of Receivables and Flow of Funds

Franklin Receivables LLC, the seller, will purchase certain prime, non-prime and sub-prime motor vehicle retail installment sale contracts originated indirectly by Franklin Capital Corporation, which constitute the receivables. On the closing date, Franklin Receivables LLC will sell the initial receivables with an aggregate principal balance of $142,277,423.03 as of the statistical calculation date to Franklin Auto Trust 2002-1. The trust will issue notes for purchase by investors to pay for the initial receivables, to fund the pre-funding account and to fund the capitalized interest account. The following chart represents the flow of funds invested by investors:

Property of the Trust

The property of the trust will include the following:

•	the receivables and collections on the receivables;

•	security interests in the vehicles financed by the receivables;

•	bank accounts;

•	rights to proceeds under insurance policies that cover the obligors under the receivables or the vehicles financed by the receivables;

•	remedies for breaches of representations and warranties made by the dealers that originated the receivables;

•	receivables files;

•	pre-funding account;

•	capitalized interest account;

•	all proceeds of the foregoing; and

•	other rights under documents relating to the receivables and the sale of the receivables.

Composition of the Receivables

The composition of the initial receivables as of statistical calculation date is as follows:

• Aggregate Outstanding Principal Balance	$142,277,423.03
• Credit Quality as a Percentage of Aggregate Outstanding Principal Balance
• prime	59.06%
• non-prime	40.02%
• sub-prime	0.92%
• Number of Receivables	8,374
• Average Outstanding Principal Balance	$16,990.38
• Average Original Amount Financed	$18,472.16
• Weighted Average APR	10.75%
• Weighted Average Original Term	68.5 months
• Weighted Average Remaining Term	65.0 months

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Additional Receivables

During the funding period, the trust will use the funds on deposit in the pre-funding account to acquire additional receivables from the seller (once acquired, these receivables are referred to as “Subsequent Receivables”).

Servicer of the Receivables

Franklin Capital Corporation will be the servicer of the receivables. On each distribution date, the trust will pay the servicer a servicing fee for servicing the receivables.

Priority of Distributions

From collections on the receivables during the prior calendar month, amounts transferred from the pre-funding account (but only with respect to investment earnings) and the capitalized interest account and surety draws (in the event of any shortfalls under items 1, 3, and 4 below), the trust will pay the following amounts on each distribution date in the following order of priority:

(1)	to the servicer, the servicing fee and any overdue servicing fees payable to the servicer;

(2)	to the insurer, any accrued and unpaid fees of the insurer;

(3)	to the holders of the notes, interest payments allocated to each class of notes;

(4)	to the holders of the notes, principal payments allocated to each class of notes sequentially, commencing with the Class A-1 Notes;

(5)	to the insurer, any interest due on outstanding surety draws;

(6)	to the insurer, to the extent of available funds, the amount, if any, to reimburse the insurer for certain payments paid under the note policy and for certain defense costs and expenses;

(7)	to the insurance spread account, to the extent the amount therein is less than the required amount;

(8)	to the indenture trustee, to the extent of available funds, any outstanding trustee’s fees, expenses and indemnification payable to the indenture trustee, not previously paid to it by the servicer;

(9)	to the servicer, the additional servicing fee and any overdue additional servicing fees, if any, payable to the servicer; and

(10)	to the holders of the certificates, any remaining funds.

If an amount equal to or less than $50,000 remains on deposit in the pre-funding account at the end of the funding period, then the class A-1 notes will be prepaid in part on the mandatory redemption date. If an amount in excess of $50,000 remains on deposit in the pre-funding account at the end of the funding period, then the notes will be prepaid in part, pro rata, based on the then current principal balance of each class of the notes, on the mandatory redemption date. The aggregate amount of any such prepayment will be equal to the balance remaining on deposit in the pre-funding account, exclusive of any investment earnings thereon, after giving effect to the purchase of all subsequent receivables, including any purchase of subsequent receivables on such distribution date.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

THE RECEIVABLES

The receivables were, or will be, purchased by Franklin Capital in the ordinary course of business. The receivables will consist of prime, non-prime and sub-prime motor vehicle retail installment sale contracts (the “Receivables”). In addition, the Receivables were or will be selected from Franklin Capital Corporation’s (“Franklin Capital”) portfolio of motor vehicle retail installment contracts based on several criteria, including the following: (a) each Initial Receivable was originated indirectly by Franklin Capital through the purchase thereof from dealers; (b) each Initial Receivable provides for calculation of interest in accordance with the simple interest method; (c) each Initial Receivable has an annual percentage rate (“APR”) equal to or greater than 6.49% (although 40 of the Receivables only have an APR equal to or greater than 6.49% because Franklin Receivables LLC (the “Seller”) has discounted these Receivables for purposes of this securitization, and accordingly has lowered the principal balance on these Receivables); (d) each Initial Receivable has an original term to maturity of not more than 84 months; (e) as of the Initial Cutoff Date, the most recent scheduled payment of each Initial Receivable was made by or on behalf of the Obligor or was not contractually delinquent more than 30 days; (f) no Financed Vehicle that is part of an Initial Receivable has been repossessed without reinstatement as of the Initial Cutoff Date; (g) as of the Initial Cutoff Date, no obligor on any Initial Receivable was the subject of a bankruptcy proceeding commenced following the execution of the related contract. For purposes of clause (e), a Receivable is considered 30 days delinquent if 30 days have elapsed since the date on which a scheduled payment had been due but not paid.

During the Funding Period, pursuant to the Purchase Agreement, the Seller is obligated to purchase from Franklin Capital and, pursuant to the Sale and Servicing Agreement, sell to the Trust, Subsequent Receivables. The aggregate principal balance of the Subsequent Receivables is anticipated by Franklin Capital not to exceed approximately $55,000,000. With respect to the Subsequent Receivables, on each date during the Funding Period on which Subsequent Receivables are to be transferred to the Trust (the “Subsequent Transfer Date”), Franklin Capital will convey the Subsequent Receivables to the Seller pursuant to the applicable Subsequent Purchase Agreement executed by Franklin Capital and the Seller on the Subsequent Transfer Date and including as an exhibit a schedule identifying the Subsequent Receivables transferred on such date. The Seller will convey the Subsequent Receivables to the Trust on such Subsequent Transfer Date pursuant to the Sale and Servicing Agreement and the applicable Subsequent Transfer Agreement executed by the Seller and the Trustee on the Subsequent Transfer Date and including as an exhibit a schedule identifying the Subsequent Receivables transferred on such date. In connection with each purchase of Subsequent Receivables the Trust will be required to pay to the Seller a cash purchase price equal to the outstanding principal balance of the Subsequent Receivables as of their respective applicable cutoff date (the “Subsequent Cutoff Date”), which price the Seller will pay to Franklin Capital. The purchase price will be withdrawn from the Pre-Funding Account and paid to the Seller for payment to Franklin Capital.

Any conveyance of Subsequent Receivables is subject to the following conditions, among others: (i) each such Subsequent Receivable and/or Financed Vehicle that is part of a Subsequent Receivable must consist of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts purchased by Franklin Capital in the ordinary course of business and satisfy the criteria set forth in clauses (a) through (g) of the second preceding paragraph, in each case, as of the respective Subsequent Cutoff Date of such Subsequent Receivable; (ii) the Insurer (so long as no Insurer Default shall have occurred and be continuing) shall have approved in writing of the transfer of such Subsequent Receivables to the Trust; (iii) neither Franklin Capital nor the Seller will have selected such Subsequent Receivables in a manner that either believes is adverse to the interests of the Insurer or the Noteholders; (iv) Franklin Capital and the Seller will deliver certain opinions of counsel to the Owner Trustee, the Indenture Trustee, the Insurer and the Rating Agencies with respect to the validity and characterization of the conveyance of such Subsequent Receivables; and (v) the Rating Agencies shall confirm that the ratings on the Notes will not be withdrawn or reduced as a result of the transfer of such Subsequent Receivables to the Trust. Because the Subsequent Receivables may be originated after the Initial Receivables, following their conveyance to the Trust the characteristics of the Receivables, including the Subsequent Receivables, may vary from those of the Initial Receivables.

In addition, the obligation of the Trust to purchase the Subsequent Receivables on a Subsequent Transfer Date is subject to the condition that the Receivables in the Trust, including the Subsequent Receivables to be

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

conveyed to the Trust on such Subsequent Transfer Date, meet the following criteria: (i) the weighted average APR of the Receivables in the Trust is not less than approximately 10.55%; (ii) not more than approximately 40% of the aggregate principal balance of the Receivables consist of Obligors whose mailing addresses are in California, (iii) not more than 20% of the aggregate principal balance of Receivables shall have Obligors whose mailing addresses are in any one state other than California, Arizona, and Nevada unless an opinion of counsel with respect to the security interest in the related Financed Vehicles is furnished by the Seller on or prior to such Subsequent Transfer Date, and (iv) certain additional criteria as set forth in the related transaction documents. As to clause (i) in the immediately preceding sentence, such criteria will be based on the characteristics of the Initial Receivables on the Initial Cutoff Date and the Receivables, including the Subsequent Receivables, on the related Subsequent Cutoff Dates, and as to clauses (ii) and (iii) in the immediately preceding sentence, such criteria will be based on the mailing addresses of the Obligors of the Initial Receivables on the Initial Cutoff Date and the Subsequent Receivables on the related Subsequent Cutoff Dates.

Except for the criteria described in the preceding paragraphs and the related transaction documents, there are no other requirements regarding the Subsequent Receivables.

The statistical information presented in this term sheet, including the summary statistical information set forth below, is based on the Initial Receivables as of the close of business on the Statistical Calculation Date. Prior to June     , 2002 (the “Closing Date”), certain Initial Receivables may be removed and additional Initial Receivables substituted therefor. Regularly scheduled payments and prepayments of the Initial Receivables (which are prepayable at any time) between the Statistical Calculation Date and the Initial Cutoff Date will affect the balances and percentages set forth below. A Current Report on Form 8-K containing a detailed description (the “Detailed Description“) of the Initial Receivables will be filed with the Securities and Exchange Commission (the “Commission“) within 10 days after the end of the Pre-Funding Period. The Detailed Description will specify the information set forth below as of the Initial Cutoff Date.

While the statistical distribution of the final characteristics of all Receivables transferred to the Trust on the Closing Date will vary from the statistical information presented in this prospectus supplement, the Seller does not believe that the characteristics of the Initial Receivables on the Closing Date will vary materially or the characteristics of all Receivables, including the Subsequent Receivables, will vary materially.

The distribution by credit quality, the distribution by new and used financed vehicles, the geographic distribution, the distribution by outstanding principal balance, the distribution by APR, the distribution by original term and the distribution by remaining term, in each case of the Initial Receivables as of the Statistical Calculation Date, are set forth below.

Credit Quality of the Initial Receivables as of the Statistical Calculation Date

Class of Receivables(1)	Aggregate Outstanding Principal Balance	Number of Receivables	Weighted Average APR	Weighted Average Original Term (in months)	Weighted Average Remaining Term (in months)	Average Outstanding Principal Balance	Average Original Amount Financed
Prime	$84,032,090.48	4,843	8.93%	70	66	$17,351.25	$19,160.84
Non-Prime	$56,941,046.58	3,416	13.24%	67	64	$16,668.92	$17,683.82
Sub-Prime	$1,304,285.97	115	19.00%	61	55	$11,341.62	$12,886.72

Total	$142,277,423.03	8,374	10.75%	68	65	$16,990.38	$18,472.16

(1)
The Receivables have been allocated to the Prime, Non-Prime and Sub-Prime categories based on Franklin Capital’s underwriting criteria. There can be no assurance that greater percentages would not be classified as Non-Prime or Sub-Prime under criteria used by other auto lenders. See “Franklin Capital Corporation” in the prospectus.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Distribution by New and Used Financed Vehicles of the Initial Receivables
as of the Statistical Calculation Date

	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)
New	3,068	$62,220,806.61	43.73%
Used	5,306	$80,056,616.42	56.27%

Total	8,374	$142,277,423.03	100.00%

(1)	Percentages may not add to 100.00% because of rounding.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Geographic Distribution of the Initial Receivables
as of the Statistical Calculation Date

State(1)	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(3)
California	3,263	$51,001,058.28	35.85%
Arizona	2,066	$38,852,131.11	27.31%
Nevada	1,863	$33,702,731.74	23.69%
New Mexico	350	$5,385,644.55	3.79%
Oregon	294	$5,017,891.61	3.53%
Washington	165	$2,737,581.63	1.92%
Kansas	158	$2,698,807.16	1.90%
Other(2)	215	$2,881,576.95	2.03%

Total	8,374	$142,277,423.03	100.00%

(1)	Based on billing addresses of the Obligors as of the Statistical Calculation Date.
(2)	Includes states with concentrations less than 1.00% by outstanding principal balance.
(3)	Percentages may not add to 100.00% because of rounding.

Distribution by Outstanding Principal Balance of the Initial Receivables
as of the Statistical Calculation Date

Range of Outstanding Principal Balance	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)
$0.00 to $4,999.99	435	$1,455,505.21	1.02%
$5,000.00 to $9,999.99	1,076	$8,480,458.70	5.96%
$10,000.00 to $14,999.99	2,079	$26,217,783.24	18.43%
$15,000.00 to $19,999.99	2,038	$35,462,920.02	24.93%
$20,000.00 to $24,999.99	1,505	$33,619,780.41	23.63%
$25,000.00 to $29,999.99	772	$20,913,619.68	14.70%
$30,000.00 and greater	469	$16,127,355.77	11.34%

Total	8,374	$142,277,423.03	100.00%

(1)	Percentages may not add to 100.00% because of rounding.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Distribution by Annual Percentage Rate of the Initial Receivables
as of the Statistical Calculation Date

Range of Annual Percentage Rate	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)
6.49% to 6.99%	808	$13,576,361.22	9.54%
7.00% to 7.99%	927	$16,351,515.90	11.49%
8.00% to 8.99%	1,183	$22,585,936.77	15.87%
9.00% to 9.99%	1,302	$24,467,487.75	17.20%
10.00% to 10.99%	858	$15,079,901.44	10.60%
11.00% to 11.99%	588	$10,135,271.86	7.12%
12.00% to 12.99%	653	$10,744,153.61	7.55%
13.00% to 13.99%	417	$6,880,399.67	4.84%
14.00% to 14.99%	421	$6,644,692.90	4.67%
15.00% to 15.99%	346	$5,215,876.11	3.67%
16.00% to 16.99%	237	$3,291,858.61	2.31%
17.00% to 17.99%	162	$2,121,576.48	1.49%
18.00% to 18.99%	180	$2,216,296.06	1.56%
19.00% to 19.99%	109	$1,138,575.12	0.80%
20.00% to 27.50%	183	$1,827,519.53	1.28%

Weighted Average = 10.75%
Total	8,374	$142,277,423.03	100.00%

(1)	Percentages may not add to 100.00% because of rounding.

Distribution by Original Term of the Initial Receivables
as of the Statistical Calculation Date

Range of Original Term	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)
12 Months and under	1	$2,070.51	0.00%
13 to 24 Months	34	$212,737.55	0.15%
25 to 36 Months	165	$1,332,713.87	0.94%
37 to 48 Months	366	$3,902,101.52	2.74%
49 to 60 Months	3,031	$40,366,780.80	28.37%
61 to 72 Months	4,233	$81,767,581.99	57.47%
73 to 84 Months	544	$14,693,436.79	10.33%

Total	8,374	$142,277,423.03	100.00%

(1)	Percentages may not add to 100.00% because of rounding.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Distribution by Remaining Term of the Initial Receivables
as of the Statistical Calculation Date

Range of Remaining Term	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)
12 Months and under	257	$828,656.25	0.58%
13 to 24 Months	411	$2,579,228.09	1.81%
25 to 36 Months	263	$2,258,810.99	1.59%
37 to 48 Months	390	$4,198,164.69	2.95%
49 to 60 Months	2,709	$39,291,850.57	27.62%
61 to 72 Months	3,816	$78,607,815.98	55.25%
73 to 84 Months	528	$14,512,896.46	10.20%

Total	8,374	$142,277,423.03	100.00%

(1)	Percentages may not add to 100.00% because of rounding.

Delinquency and Loss Experience

Franklin Capital began operations in November 1993. The table below sets forth the delinquency and loss experience of Franklin Capital (including the delinquency and loss experience of Franklin Capital with respect to the receivables securitized by Franklin Capital through Franklin Auto Trust 1999-1, Franklin Auto Trust 2000-1, Franklin Auto Trust 2001-1 and Franklin Auto Trust 2001-2, all of which have been serviced since origination by Franklin Capital) as of the end of each of the periods indicated. The information set forth in the following table may be affected by the size, growth and decline, and seasoning of the portfolio. Accordingly, no assurances can be given that the delinquency and loss experience presented in the tables below will be indicative of such experience on the Receivables.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Franklin Capital Corporation
Managed Auto Portfolio
Historical Delinquency and Loss Experience

Delinquency experience	1998 As of September 30	1999 As of September 30	2000 As of September 30	2001 As of September 30	2002 As of March 31
Portfolio Outstanding at end of period(1)	$174,051,033	$245,912,696	$363,186,776	$507,479,737	$563,938,284
Delinquencies at end of period(2)
30-59 days	$1,162,589	$1,858,105	$3,021,294	$4,824,137	$6,578,116
60-89 days	471,116	613,692	1,225,530	1,389,912	2,056,672
90 days or more	591,084	589,888	924,927	1,555,133	1,707,064

Total delinquencies	$2,224,789	$3,061,685	$5,171,751	$7,769,182	$10,341,852

Total delinquencies as a percentage of portfolio outstanding at end of period	1.28%	1.25%	1.42%	1.53%	1.83%

Credit/Loss experience	1998 During fiscal year ended September 30	1999 During fiscal year ended September 30	2000 During fiscal year ended September 30	2001 During fiscal year ended September 30	2002 During two fiscal quarters ended March 31
Average portfolio outstanding during period(1)(3)	$159,336,467	$203,783,780	$308,038,920	$419,608,755	$538,150,500
Average number of loans outstanding during period	15,282	18,256	23,712	30,939	38,363
Number of repossessions during period	498	504	648	698	591
Repossessions as a percentage of average number of loans outstanding during period	3.3%	2.8%	2.7%	2.3%	3.1%
Gross charge-offs(4)	$3,065,263	$3,762,725	$5,716,206	$7,554,203	$6,426,170
Recoveries(5)	990,349	1,032,369	1,358,086	1,383,159	988,479

Net losses	$2,074,914	$2,730,356	$4,358,120	$6,171,044	$5,437,691

Net losses as a percentage of average portfolio outstanding during the period	1.30%	1.34%	1.41%	1.47%	2.02%

Notes

(1)
For simple interest contracts, Portfolio Outstanding represents the outstanding principal balance plus the insurance receivable (if any). Portfolio Outstandings are reduced by any rejected or unapplied payments, but such amounts are not subtracted from the balances of delinquent contracts. Portfolio Outstanding also includes unearned dealer reserve.

(2)	The period of delinquency is based on the number of days scheduled payments are contractually past due. Includes receivables on hand that have not been charged-off.
(3)	Average calculated on a daily basis, except as noted.
(4)
Gross charge-offs represents the outstanding balance (calculated as per 1 above) of contracts charged-off in the period less proceeds from the disposition of the collateral, net of any repossession expenses.

Recoveries	represents amounts received on previously charged-off contracts net of recovery expenses.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

WEIGHTED AVERAGE LIFE CONSIDERATIONS

The rate of payment of principal of each Class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, on any repurchases or purchases of Receivables by the Seller, Servicer, Franklin Capital Corporation, or any affiliate of any of them as a result of certain uncured breaches of the representations, warranties and covenants with respect to the Receivables, on any payments by MBIA Insurance Corporation pursuant to its financial guaranty policy, on the exercise by the Servicer of its purchase option (solely with respect to the Class A-4 Notes), on the distribution of any remaining funds in the Pre-Funding Account, or on any application of the accelerated principal distributable amounts (solely with respect to the Class A-4 Notes). As a result, final payment of any Class of Notes could occur significantly earlier than the Final Scheduled Distribution Date for such Class of Notes. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this prospectus supplement, the absolute prepayment model (“ABS”), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

The table captioned “Percent of Initial Note Principal Balance at Various ABS Percentages” (the “ABS Table”) has been prepared on the basis of the following assumptions: (a) the Trust includes 8 pools of Receivables with the characteristics set forth in the following table; (b) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases; (c) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days; (d) the initial principal amount of each Class of Notes is as set forth on the cover page hereof; (e) interest accrues during each Interest Period at the applicable Interest Rate; (f) payments on the Notes are made on the twentieth day of each month whether or not a Business Day; (g) the Notes are purchased on the Closing Date; (h) the scheduled monthly payment for each Receivable has been calculated on the basis of the assumed characteristics in the following table such that each Receivable will amortize in amounts sufficient to repay the principal balance of such Receivable by its indicated remaining term to maturity; (i) the first due date for each Receivable is in the month after the assumed Cutoff Date; (j) the Initial Cutoff Date is June 1, 2002; (k) the entire amount deposited in the Pre-Funded Account is used to purchase Subsequent Receivables; (l) the Servicer does not exercise its option to purchase the Receivables; and (m) the accelerated principal distributable amounts will be paid to the Noteholders commencing when the aggregate outstanding principal balance of the Receivables equals 20% of the aggregate principal balance of the Receivables as of the related Cutoff Dates (calculated after giving effect to the principal balance of any Subsequent Receivables as of their respective Subsequent Cutoff Dates).

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Pool	Aggregate Outstanding Principal Balance	Assumed Cutoff Date	APR	Seasoning (in Months)	Remaining Term to Maturity (in Months)
1	$5,725,548.22	June 1, 2002	11.910%	37	21
2	$4,345,652.67	June 1, 2002	12.773%	4	45
3	$39,669,743.73	June 1, 2002	11.157%	3	57
4	$10,009,819.29	June 1, 2002	11.251%	4	65
5	$82,526,659.12	June 1, 2002	10.306%	3	71
6	$37,722,576.97	June 1, 2002	10.396%	1	67
7	$25,000,000.00	July 1, 2002	10.396%	0	68
8	$30,000,000.00	August 1, 2002	10.396%	0	68
Total	$235,000,000.00		10.610%	3	65

The ABS Table indicates, based on the assumptions set forth above, the percentages of the initial principal amount of each Class of Notes that would be outstanding after each of the Distribution Dates shown at various percentages of ABS and the corresponding weighted average lives of such Notes. The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each Class of Notes.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Percent of Initial Note Principal Balance
at Various ABS Percentages

	Class A-1 Notes (1)				Class A-2 Notes (2)
Distribution Date	0.50%	1.00%	1.50%	2.00%	0.50%	1.00%	1.50%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
07/20/02	91.52	88.95	86.19	82.99	100.00	100.00	100.00	100.00
08/20/02	81.97	76.57	70.81	64.19	100.00	100.00	100.00	100.00
09/20/02	71.16	62.60	53.52	43.21	100.00	100.00	100.00	100.00
10/20/02	60.36	48.73	36.43	22.57	100.00	100.00	100.00	100.00
11/20/02	49.57	34.96	19.55	2.26	100.00	100.00	100.00	100.00
12/20/02	38.79	21.30	2.87	0.00	100.00	100.00	100.00	88.91
01/20/03	28.03	7.74	0.00	0.00	100.00	100.00	91.47	76.62
02/20/03	17.28	0.00	0.00	0.00	100.00	96.41	81.28	64.55
03/20/03	6.54	0.00	0.00	0.00	100.00	88.04	71.22	52.71
04/20/03	0.00	0.00	0.00	0.00	97.38	79.74	61.30	41.10
05/20/03	0.00	0.00	0.00	0.00	90.67	71.51	51.51	29.73
06/20/03	0.00	0.00	0.00	0.00	83.96	63.35	41.87	18.59
07/20/03	0.00	0.00	0.00	0.00	77.27	55.26	32.37	7.70
08/20/03	0.00	0.00	0.00	0.00	70.58	47.25	23.02	0.00
09/20/03	0.00	0.00	0.00	0.00	63.91	39.31	13.82	0.00
10/20/03	0.00	0.00	0.00	0.00	57.25	31.44	4.76	0.00
11/20/03	0.00	0.00	0.00	0.00	50.60	23.66	0.00	0.00
12/20/03	0.00	0.00	0.00	0.00	43.96	15.95	0.00	0.00
01/20/04	0.00	0.00	0.00	0.00	37.34	8.32	0.00	0.00
02/20/04	0.00	0.00	0.00	0.00	30.72	0.77	0.00	0.00
03/20/04	0.00	0.00	0.00	0.00	24.12	0.00	0.00	0.00
04/20/04	0.00	0.00	0.00	0.00	17.98	0.00	0.00	0.00
05/20/04	0.00	0.00	0.00	0.00	11.85	0.00	0.00	0.00
06/20/04	0.00	0.00	0.00	0.00	5.73	0.00	0.00	0.00
07/20/04	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
08/20/04	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
09/20/04	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
10/20/04	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
11/20/04	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
12/20/04	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
01/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
03/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
04/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
05/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
06/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
07/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
08/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
09/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
10/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
11/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
12/20/05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
01/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
03/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
04/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
05/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
06/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
07/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
08/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
09/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
10/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
11/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
12/20/06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
01/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
03/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
04/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
05/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
06/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
07/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
08/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
09/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
10/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
11/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
12/20/07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
01/20/08	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02/20/08	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
03/20/08	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
04/20/08	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
05/20/08	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
06/20/08	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Maturity (Years) (5)(6)	0.47	0.39	0.33	0.28	1.49	1.20	1.00	0.84

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Percent of Initial Note Principal Balance
at Various ABS Percentages

	Class A-3 Notes (3)				Class A-4 Notes (4)
Distribution Date	0.50%	1.00%	1.50%	2.00%	0.50%	1.00%	1.50%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
07/20/02	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
08/20/02	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
09/20/02	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
10/20/02	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
11/20/02	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
12/20/02	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
01/20/03	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
02/20/03	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
03/20/03	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
04/20/03	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
05/20/03	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
06/20/03	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
07/20/03	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
08/20/03	100.00	100.00	100.00	97.56	100.00	100.00	100.00	100.00
09/20/03	100.00	100.00	100.00	88.29	100.00	100.00	100.00	100.00
10/20/03	100.00	100.00	100.00	79.18	100.00	100.00	100.00	100.00
11/20/03	100.00	100.00	96.24	70.24	100.00	100.00	100.00	100.00
12/20/03	100.00	100.00	88.30	61.46	100.00	100.00	100.00	100.00
01/20/04	100.00	100.00	80.50	52.85	100.00	100.00	100.00	100.00
02/20/04	100.00	100.00	72.85	44.41	100.00	100.00	100.00	100.00
03/20/04	100.00	93.92	65.34	36.13	100.00	100.00	100.00	100.00
04/20/04	100.00	87.52	58.10	28.04	100.00	100.00	100.00	100.00
05/20/04	100.00	81.19	50.98	20.12	100.00	100.00	100.00	100.00
06/20/04	100.00	74.92	43.99	12.38	100.00	100.00	100.00	100.00
07/20/04	99.66	68.72	37.12	4.82	100.00	100.00	100.00	100.00
08/20/04	94.13	62.59	30.37	0.00	100.00	100.00	100.00	97.76
09/20/04	88.61	56.52	23.75	0.00	100.00	100.00	100.00	91.44
10/20/04	83.11	50.53	17.26	0.00	100.00	100.00	100.00	85.30
11/20/04	77.62	44.61	10.90	0.00	100.00	100.00	100.00	79.32
12/20/04	72.14	38.76	4.67	0.00	100.00	100.00	100.00	73.51
01/20/05	66.67	32.98	0.00	0.00	100.00	100.00	98.75	67.88
02/20/05	61.22	27.28	0.00	0.00	100.00	100.00	93.52	62.17
03/20/05	55.78	21.65	0.00	0.00	100.00	100.00	88.41	56.66
04/20/05	50.35	16.10	0.00	0.00	100.00	100.00	83.43	51.35
05/20/05	44.94	10.63	0.00	0.00	100.00	100.00	78.56	46.24
06/20/05	39.55	5.24	0.00	0.00	100.00	100.00	73.83	41.34
07/20/05	34.17	0.00	0.00	0.00	100.00	99.93	69.22	36.64
08/20/05	28.81	0.00	0.00	0.00	100.00	95.34	64.75	32.14
09/20/05	23.46	0.00	0.00	0.00	100.00	90.82	60.17	27.86
10/20/05	18.13	0.00	0.00	0.00	100.00	86.37	55.74	23.78
11/20/05	12.82	0.00	0.00	0.00	100.00	81.99	51.46	19.92
12/20/05	7.52	0.00	0.00	0.00	100.00	77.70	47.33	16.27
01/20/06	2.25	0.00	0.00	0.00	100.00	73.48	43.36	12.84
02/20/06	0.00	0.00	0.00	0.00	97.35	69.33	39.54	9.62
03/20/06	0.00	0.00	0.00	0.00	92.75	65.27	35.87	6.63
04/20/06	0.00	0.00	0.00	0.00	88.29	61.14	32.41	3.86
05/20/06	0.00	0.00	0.00	0.00	83.85	57.10	29.11	1.41
06/20/06	0.00	0.00	0.00	0.00	79.42	53.15	25.95	0.32
07/20/06	0.00	0.00	0.00	0.00	75.01	49.29	22.96	0.00
08/20/06	0.00	0.00	0.00	0.00	70.62	45.54	20.13	0.00
09/20/06	0.00	0.00	0.00	0.00	66.25	41.87	17.45	0.00
10/20/06	0.00	0.00	0.00	0.00	61.66	38.31	14.94	0.00
11/20/06	0.00	0.00	0.00	0.00	57.10	34.84	12.59	0.00
12/20/06	0.00	0.00	0.00	0.00	52.58	31.48	10.41	0.00
01/20/07	0.00	0.00	0.00	0.00	48.09	28.21	8.39	0.00
02/20/07	0.00	0.00	0.00	0.00	43.64	25.04	6.54	0.00
03/20/07	0.00	0.00	0.00	0.00	39.22	21.98	4.86	0.00
04/20/07	0.00	0.00	0.00	0.00	35.70	19.51	3.46	0.00
05/20/07	0.00	0.00	0.00	0.00	32.21	17.12	2.19	0.00
06/20/07	0.00	0.00	0.00	0.00	28.74	14.81	1.07	0.00
07/20/07	0.00	0.00	0.00	0.00	25.31	12.59	0.07	0.00
08/20/07	0.00	0.00	0.00	0.00	21.90	10.44	0.00	0.00
09/20/07	0.00	0.00	0.00	0.00	18.53	8.39	0.00	0.00
10/20/07	0.00	0.00	0.00	0.00	15.18	6.42	0.00	0.00
11/20/07	0.00	0.00	0.00	0.00	11.87	4.53	0.00	0.00
12/20/07	0.00	0.00	0.00	0.00	8.77	2.82	0.00	0.00
01/20/08	0.00	0.00	0.00	0.00	5.70	1.19	0.00	0.00
02/20/08	0.00	0.00	0.00	0.00	3.33	0.00	0.00	0.00
03/20/08	0.00	0.00	0.00	0.00	0.98	0.00	0.00	0.00
04/20/08	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
05/20/08	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
06/20/08	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Maturity (Years) (5)(6)	2.90	2.41	2.00	1.68	4.66	4.21	3.60	2.97
Weighted Average Life to Call (Years) (5)(7)	2.90	2.41	2.00	1.68	4.54	4.06	3.45	2.87
Month of Optional Purchase (7)	N/A	N/A	N/A	N/A	Jun-07	Jan-07	May-06	Sep-05

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

(1)
The Class A-1 Final Scheduled Distribution Date is the June 20, 2003 Distribution Date; payment of interest and principal in full of the Class A-1 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(2)
The Class A-2 Final Scheduled Distribution Date is the May 20, 2005 Distribution Date; payment of interest and principal in full of the Class A-2 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(3)
The Class A-3 Final Scheduled Distribution Date is the November 20, 2006 Distribution Date; payment of interest and principal in full of the Class A-3 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(4)
The Class A-4 Final Scheduled Distribution Date is the February 22, 2010 Distribution Date; payment of interest and principal in full of the Class A-4 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(5)
The weighted average life of the Notes is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(6)	This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(7)	This calculation assumes that the Servicer exercises its option to purchase the Receivables.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.